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                                                                      EXHIBIT 21
                    WESTFIELD AMERICA, INC. AND SUBSIDIARIES

                       LIST OF SUBSIDIARIES OF THE COMPANY


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

                                                                                     Place of Incorporation of
Legal Name of Subsidiary                                                                    Organization
-------------------------------------------------------------------------------------------------------------------
Anita Associates                                                           California Limited Partnership
Annapolis Mall Limited Partnership                                         Maryland Limited Partnership
Annapolis Mall LLC                                                         Delaware Limited Liability Company
Capital Mall Company                                                       Washington Limited Partnership
Capital Shopping Center LLC                                                Delaware Limited Liability Company
Capital Shopping Center, Inc.                                              Delaware Corporation
CMF, Inc.                                                                  Delaware Corporation
Connecticut Post Mall LLC                                                  Delaware Limited Liability Company
Connecticut Post Mall No. 2 LLC                                            Delaware Limited Liability Company
Crestwood Plaza, Inc.                                                      Delaware Corporation
Downtown Plaza LLC                                                         Delaware Limited Liability Company
Eagle Rock Plaza LLC                                                       Delaware Limited Liability Company
Eagle Rock Properties, Inc.                                                Delaware Corporation
Eastland Shopping Center LLC                                               Delaware Limited Liability Company
Enfield Square LLC                                                         Delaware Limited Liability Company
Enfield Square, Inc.                                                       Delaware Corporation
EWH Escondido Associates, L.P.                                             Delaware Limited Partnership
FH Financing LLC                                                           Delaware Limited Liability Company
Fox Hills Mall LLC                                                         Delaware Limited Liability Company
Fox Hills Mall, Inc.                                                       Delaware Corporation
Hahn UPI                                                                   California Limited Partnership
Horton Land LLC                                                            Delaware Limited Liability Company
Horton Plaza LLC                                                           Delaware Limited Liability Company
Horton Plaza, Inc.                                                         Delaware Corporation
Independence Mall Associates Limited Partnership                           North Carolina Limited Partnership
Los Cerritos LLC                                                           Delaware Limited Liability Company
MBM Associates - New                                                       California Limited Partnership
Meriden Square Partnership                                                 Connecticut General Partnership
Mid Rivers Land LLC                                                        Delaware Limited Liability Company
Mid Rivers Limited Partnership                                             Missouri Limited Partnership
Mid Rivers Mall LLC                                                        Delaware Limited Liability Company
Mid Rivers Office Development I, Inc.                                      Delaware Corporation
Mid Rivers, Inc.                                                           Delaware Corporation
Mission Valley Center LLC                                                  Delaware Limited Liability Company
Mission Valley Finance Corporation                                         Delaware Corporation
Mission Valley Partnership                                                 California Limited Partnership
Montgomery Mall Limited Partnership                                        Maryland Limited Partnership
Montgomery Mall of Maryland LLC                                            Delaware Limited Liability Company
Montgomery Mall Properties, Inc.                                           Delaware Corporation
M-R St. Peters, L.P.                                                       Delaware Limited Partnership
North County Fair LLC                                                      Delaware Limited Liability Company


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


                                                                     EXHIBIT 21
                       WESTFIELD AMERICA, INC. AND SUBSIDIARIES

                  LIST OF SUBSIDIARIES OF THE COMPANY - (CONTINUED)



                                                                                    Place of Incorporation of
Legal Name of Subsidiary                                                                  Organization
-------------------------------------------------------------------------- ----------------------------------------
Northwest Plaza LLC                                                        Delaware Limited Liability Company
Northwest Plaza, Inc.                                                      Delaware Corporation
Oakridge Mall LLC                                                          Delaware Limited Liability Company
Oakridge Mall, Inc.                                                        Delaware Corporation
Owensmouth Office Associates, Ltd.                                         California Limited Partnership
Parkway Plaza LLC                                                          Delaware Limited Liability Company
Parkway Plaza, Inc.                                                        Delaware Corporation
Plaza Bonita LLC                                                           Delaware Limited Liability Company
Plaza Bonita, Inc.                                                         Delaware Corporation
Plaza Camino Real                                                          California Limited Partnership
Plaza Camino Real LLC                                                      Delaware Limited Liability Company
Plaza West Covina LLC                                                      Delaware Limited Liability Company
Plaza West Covina, Inc.                                                    Delaware Corporation
Promenade LLC                                                              Delaware Limited Liability Company
Residential Rentals and Investments, Inc.                                  Connecticut Corporation
Santa Anita Fashion Park LLC                                               Delaware Limited Liability Company
Solano Mall LLC                                                            Delaware Limited Liability Company
South County Center LLC                                                    Delaware Limited Liability Company
South County Post Office LLC                                               Delaware Limited Liability Company
South County Properties, Inc.                                              Delaware Corporation
South Shore Mall LLC                                                       Delaware Limited Liability Company
The Connecticut Post Limited Partnership                                   Connecticut Limited Partnership
Topanga Center, Inc.                                                       Delaware Corporation
Topanga Plaza LLC                                                          Delaware Limited Liability Company
Trumbull Mall LLC                                                          Delaware Limited Liability Company
University Towne Centre LLC                                                Delaware Limited Liability Company
UPI Associates                                                             California General Partnership
Vancouver                                                                  Washington General Partnership
Vancouver Mall LLC                                                         Delaware Limited Liability Company
VF Mall LLC                                                                Delaware Limited Liability Company
WAP HC, Inc.                                                               Delaware Corporation
WEA Annapolis, Inc.                                                        Delaware Corporation
WEA Crestwood Plaza LLC                                                    Delaware Limited Liability Company
WEA CT Houses LLC                                                          Delaware Limited Liability Company
WEA Meriden Square LLC                                                     Delaware Limited Liability Company
WEA Meriden Square No. 2 LLC                                               Delaware Limited Liability Company
WEA Meriden Square No. 3 LLC                                               Delaware Limited Liability Company
WEA Meriden Square, Inc.                                                   Delaware Corporation
WEA North County Fair LLC                                                  Delaware Limited Liability Company
WEA NY Houses LLC                                                          Delaware Limited Liability Company
WEA Valley Fair LLC                                                        Delaware Limited Liability Company
West County Center LLC                                                     Delaware Limited Liability Company
West Park Mall LLC                                                         Delaware Limited Liability Company

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


                                                                     EXHIBIT 21
                       WESTFIELD AMERICA, INC. AND SUBSIDIARIES

                  LIST OF SUBSIDIARIES OF THE COMPANY - (CONTINUED)



                                                                                     Place of Incorporation of
Legal Name of Subsidiary                                                                    Organization
--------------------------------------------------------------------------- ---------------------------------------------
West Park Mall, Inc.                                                        Delaware Corporation
West Park Partners, L.P.                                                    Missouri Limited Partnership
West Park Shopping Center, Inc.                                             Delaware Corporation
West Valley LLC                                                             Delaware Limited Liability Company
West Valley Partnership                                                     California Limited Partnership
Westfield America - Wheaton, Inc.                                           Delaware Corporation
Westfield America G.P., Inc.                                                Delaware Corporation
Westfield America Investor L.P.                                             Delaware Limited Partnership
Westfield America Limited Partnership                                       Delaware Limited Partnership
Westfield America M.S., Inc.                                                Delaware Corporation
Westfield America Meriden Square, Inc.                                      Delaware Corporation
Westfield America of Annapolis, Inc.                                        Delaware Corporation
Westfield America of Bonita, Inc.                                           Delaware Corporation
Westfield America of Missouri, Inc.                                         Delaware Corporation
Westfield America of Vancouver, Inc.                                        Delaware Corporation
Westfield America of West Covina, Inc.                                      Delaware Corporation
Westfield America, Inc.                                                     Missouri Corporation
Westfield Independence LLC                                                  Delaware Limited Liability Company
Westfield Independence Mall Limited Partnership                             Delaware Limited Partnership
Westfield Management, Inc.                                                  California Corporation
Westfield Mission Valley Corporation                                        Delaware Corporation
Westland Milford Properties, Inc.                                           Delaware Corporation
Westland Partners, Inc.                                                     Delaware Corporation
Westland Properties, Inc.                                                   Delaware Corporation
Westland Shopping Center, L.P.                                              California Limited Partnership
Westland South Shore Mall, L.P.                                             California Limited Partnership
Westland Town Center LLC                                                    Delaware Limited Liability Company
Wheaton Plaza No. 1 LLC                                                     Delaware Limited Liability Company
Wheaton Plaza Regional Shopping Center LLP                                  Maryland Limited Liability Partnership
WPI Meriden Square, Inc.                                                    Delaware Corporation

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